CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

DERIVED INFORMATION   2/19/04

$330,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$800,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

$330,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2004-2

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	-	470,000,000	I	Senior/Adj	libor + [ ]%	[2.46]	AAA/Aaa/AAA
A-2	200,000,000	-	II	Senior/Adj	libor + [ ]%	[2.45]	AAA/Aaa/AAA
A-IO-1	Notional (4)	-	I & II	Variable IO	(6)	N/A	AAA/Aaa/AAA
M-1	46,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.00]	AA/Aa2/AA
M-2	42,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.95]	A/A2/A
M-3	8,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.93]	A/A3/A
B-1	12,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.93]	A-/Baa1/A-
B-2	10,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.91]	BBB+/Baa2/BBB+
B-3	12,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.79]	BBB-/Baa3/BBB-
Total	330,000,000	470,000,000

Non-offered Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-IO-2	Notional (5)	-	I & II	Variable IO	(7)	N/A	AAA/Aaa/AAA
R (3)	50	-	II	Residual	libor + [ ]%	N/A	AAA/---/AAA
X	-	-	I & II	Subordinate	N/A	N/A	N/A

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) ramped to 23.00% CPR over 12 months.  At month 12 and thereafter, 100% PPC for the fixed collateral assumes 23.00% CPR.  100% PPC for the adjustable rate collateral assumes 27.00% CPR.  Bonds are priced to call at 100% of the PPC and assuming one-month libor and six-month libor are 1.09% and 1.17%, respectively.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 40.50% of the sum of the Class A-1 and Class A-2 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 18) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [6.93%] and (b) the excess, if any, of 8.00% less one-month libor, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [1.07%] over one-month libor.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston, LLC. (sole manager).

Depositor:	Credit Suisse First Boston Mortgage Securities Corp.

Servicers:	Wells Fargo Home Mortgage, Inc. [65.0%] and Ocwen Federal Bank, FSB [35.0%]

Trustee:	TBD

Cut-off Date:	On or about March 1, 2004 for the initial Mortgage Loans.

Investor Settlement:	On or about [April 2, 2004], Closing Date [April 1, 2004]

Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in April 2004.

Accrual Period:

For any class of certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO-1 Certificates), the closing date, and with respect to the Class A-IO-1 Certificates, March 25, 2004) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.

Prospectus Prepayment Speed (“PPC”):

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting, and remaining, at 27.00% CPR.

Certificate Ratings:	The Class A Certificates, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are expected to be rated by S&P, Moody’s, and Fitch.

Class A: AAA/Aaa/AAA Class M-1: AA/Aa2/AA Class M-2: A/A2/A Class M-3: A/A3/A Class B-1: A-/Baa1/A- Class B-2: BBB+/Baa2/BBB+ Class B-3: BBB-/Baa3/BBB-

Optional Call:	The transaction will have a 10% optional call.

Prefunding Amount:	Approximately 10% - 15%

Capitalized Interest Acct:	TBD

Offered Certificates:	The Class A-1, Class A-2, Class A-IO-1, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates

ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.

Taxation:	REMIC.

Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.

Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by (1) the initial pass-through margin for the Class A certificates; and (2) by the lesser of (x) 50 basis points and (y) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, mortgage insurance, and loss mitigation advisor fees accrue.

Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month libor for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [6.93%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month libor for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [1.07%] over one-month libor for that Distribution Date.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1 Net Funds Cap:

For any Distribution Date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Group 2 Senior Net Funds Cap:

For any Distribution Date and the Class A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO-1 Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that Distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that Distribution Date; and (2)(X) the Group 2 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class A-2 Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2 Certificates, respectively and (bb) 40.50%.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account for such date related to loan group 1, less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account for such date related to loan group 2,  less the Class Principal Balance of the Class A-2 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1, Class A-2 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.

Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.

Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior

Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the Interest Rate Cap Account to covered Realized Losses on the mortgage loans incurred during the related Collection Period, and (7) regarding the June 2004 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	16.25%	17.75%	35.50%
M-1	10.50%	12.00%	24.00%
M-2	5.25%	6.75%	13.50%
M-3	4.25%	5.75%	11.50%
B-1 B-2 B-3	2.75% 1.50% 0.00%	4.25% 3.00% 1.50%	8.50% 6.00% 3.00%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:

1.

Before the Stepdown Date, the required overcollateralization amount is [1.50]% of the Maximum Pool Balance.

2.

On and after the Stepdown Date, the required overcollateralization amount is [3.00]% of the outstanding pool balance (subject to a Trigger Event).

3.

The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in April 2007 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 35.50%.

Trigger Event:

A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [43.0%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

	Range of Distribution Dates	Cumulative Loss Percentage
	April 2007 – March 2008	[2.25%]*
	April 2008 – March 2009	[3.75%]*
	April 2009 – March 2010	[5.00%]*
	April 2010 – March 2011	[5.50%]*
	April 2011 and thereafter	[5.75%]*

*

The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

Source for Calculation of One-Month Libor:	Telerate Page 3750.

Delinquent Loan Substitution:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on April 30, 2004, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Overcollateralization Commencement Date:

Either (i) the June 2004 Distribution Date or (ii) the May 2004 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on April 30, 2004.

Group Allocation Amount:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).  For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) in the definition thereof.

Distributions to Certificateholders:
I.	The Interest Remittance Amount from the loan groups shall be distributed each Distribution Date as follows:

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.

From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (2) above, if any;

5.

Concurrently, to the Class A Certificates, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2, Class A-IO-1 and Class A-IO-2 are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans;

6.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

7.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero; and

2.

From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x) the Class R Certificates, and then to (y) the Class A-2 Certificates, and then to (z) the Class A-1 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero;

3. Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
4. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, the sum of the Group 1 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Interest Rate Cap Agreement to cover Realized Losses on the group 1 mortgage loans, until the respective Class Principal Balance is reduced to zero; and

2.

From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x) the Class A-2 Certificates, and then to (y) the Class A-1 Certificates, the sum of the Group 2 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Interest Rate Cap Agreement to cover Realized Losses on the group 2 mortgage loans, until the respective Class Principal Balance is reduced to zero; and

3.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

4. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 7) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X;

2.

(A)

Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a)

(i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, pro rata based on Class Principal Balance, the Group 1 Excess Interest Amount, until the respective Class Principal Balance has been reduced to zero; and

(ii) sequentially, first to (x) the Class A-2 Certificates and then to (y) the Class A-1 Certificates, until the respective Class Principal Balance has been reduced to zero;

(b)

to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c)

to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d)

to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e)

to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(f)

to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero; and

(g)

to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero

2.

(B)

On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.

To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

4.

To the Class M-2 Certificates, any unpaid realized loss amounts for such Class;

5.

To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;

6.

To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

7.

To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

8.

To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

9.

To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

10.

To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

11.

To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

12.

To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

13.

To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

14.

To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

15.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

17.

To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

18.

To the Class R Certificates, any remaining amount.

Amounts on deposit in the Interest Rate Cap Account (as described on page 17) will be available on any Distribution date to pay following amounts:

(i)  to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates, in that order, any applicable deferred amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of deferred amounts as described hereunder under Section IV (above) on such Distribution Date;

(ii) to the Principal Remittance Amount, up to the amount of Realized Losses on the mortgage loans incurred during the related Collection Period; and

(iii) to Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, any applicable Basis Risk Shortfalls, prior to giving effect to any withdrawals from the Basis Risk Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls as described herein under Section IV (above) on such Distribution Date.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

BOND SUMMARY

To Call

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

To Maturity

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

Collateral Net WAC – Class A-2

Spot Libor	Stressed Libor

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

Collateral Net WAC – Mezzanine & Subordinate Classes

Spot Libor	Stressed Libor

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

Interest Rate Cap

_______________________________

The Interest Rate Cap shall provide payments (actual/360 accrual basis) on the Notional Balance for the related period at a per annum rate equal to the positive difference, if any, between the current level of one-month libor over the One-Month Libor Strike Rate as displayed above for such period.

Interest Rate Cap Account

Amounts paid under the Interest Rate Cap Agreement not used on any Distribution Date to cover realized losses on the mortgage loans or to pay deferred amounts or Basis Risk Shortfalls will remain on deposit in the Interest Rate Cap Account and may be available on future Distribution Dates to make the payments described on page 11.  However at no time will the amount on deposit in the Interest Rate Cap Account exceed the target amount.

The Interest Rate Cap Account target amount for any period shall equal the excess, if any, of the Targeted Overcollateralization Amount for such period over the overcollateralization amount for such period.    The Interest Rate Cap Account target amount at closing shall be approximately [$12,000,000].

Each period, any amount on deposit in the Interest Rate Cap Account in excess of the target amount will be released to the Class X Certificateholders.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

Class A-IO-2 Notional Schedule

Period	Pay Date	Notional Amount*	One-Month Libor Strike Rate**
1	Apr-04	-	-
2	May-04	766,000,000	1.07%
3	Jun-04	734,000,000	1.07%
4	Jul-04	702,000,000	1.07%
5	Aug-04	673,000,000	1.07%
6	Sep-04	644,000,000	1.07%
7	Oct-04	617,000,000	1.07%
8	Nov-04	590,000,000	1.07%
9	Dec-04	565,000,000	1.07%
10	Jan-05	541,000,000	1.07%
11	Feb-05	518,000,000	1.07%
12	Mar-05	496,000,000	1.07%
13	Apr-05	475,000,000	1.07%
14	May-05	455,000,000	1.07%
15	Jun-05	436,000,000	1.07%
16	Jul-05	417,000,000	1.07%
17	Aug-05	399,000,000	1.07%
18	Sep-05	382,000,000	1.07%
19	Oct-05	366,000,000	1.07%
20	Nov-05	351,000,000	1.07%
21	Dec-05	336,000,000	1.07%
22	Jan-06	321,000,000	1.07%
23	Feb-06	308,000,000	1.07%
24	Mar-06	295,000,000	1.07%

_____________________________________

*

The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above and (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.

**

The per annum pass-thru rate to Class A-IO-2 each period shall be the greater of (i) 0.00% and (ii) the excess, if any, of the One-Month Libor Strike Rate for such period shown above and the one-month libor rate for such period.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/04 cutoff date.  Approximately 7.4% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,019
Total Outstanding Loan Balance	$798,654,996	*	Min	Max
Average Loan Current Balance	$159,126		$4,877	$709,750
Weighted Average Original LTV	80.5%	**
Weighted Average Combined LTV	87.7%
Weighted Average Coupon	7.40%		4.55%	13.40%
Arm Weighted Average Coupon	7.32%
Fixed Weighted Average Coupon	7.73%
Weighted Average Margin	6.50%		1.14%	11.00%
Weighted Average FICO (Non-Zero)	633
Weighted Average Age (Months)	3
% First Liens	98.3%
% Second Liens	1.7%
% Arms	80.0%
% Fixed	20.0%
% of Loans with Mortgage Insurance	1.0%

*

Total collateral will be $800,000,050

**

Note, for second liens, CLTV is employed in this calculation.

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	89	21,143,526	2.65
5.51 - 6.00	232	50,929,405	6.38
6.01 - 6.50	482	103,476,628	12.96
6.51 - 7.00	911	169,531,645	21.23
7.01 - 7.50	841	143,863,230	18.01
7.51 - 8.00	779	120,133,748	15.04
8.01 - 8.50	552	77,759,967	9.74
8.51 - 9.00	464	60,029,672	7.52
9.01 - 9.50	172	20,191,053	2.53
9.51 - 10.00	136	12,990,229	1.63
10.01 - 10.50	56	4,911,346	0.61
10.51 - 11.00	83	5,662,837	0.71
11.01 - 11.50	30	1,692,515	0.21
11.51 - 12.00	88	2,641,099	0.33
12.01 - 12.50	37	1,177,167	0.15
12.51 - 13.00	53	1,919,589	0.24
13.01 - 13.50	14	601,340	0.08
Total:	5,019	798,654,996	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled
FICO	Loans	Balance	%
<= 0	3	498,799	0.06
451 - 475	1	93,891	0.01
476 - 500	7	1,253,580	0.16
501 - 525	261	35,806,654	4.48
526 - 550	316	47,288,725	5.92
551 - 575	558	74,856,873	9.37
576 - 600	631	92,439,803	11.57
601 - 625	615	95,793,045	11.99
626 - 650	826	134,331,801	16.82
651 - 675	646	111,157,988	13.92
676 - 700	543	94,607,348	11.85
701 - 725	293	53,474,072	6.70
726 - 750	191	33,755,473	4.23
751 - 775	82	15,722,043	1.97
776 - 800	40	6,391,550	0.80
801 - 825	6	1,183,352	0.15
Total:	5,019	798,654,996	100.00

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
<= 50,000	366	11,307,138	1.42
50,001 - 100,000	1,223	93,830,105	11.75
100,001 - 150,000	1,264	155,987,515	19.53
150,001 - 200,000	826	143,316,340	17.94
200,001 - 250,000	522	116,764,588	14.62
250,001 - 300,000	339	93,216,355	11.67
300,001 - 350,000	194	62,522,585	7.83
350,001 - 400,000	137	51,297,915	6.42
400,001 - 450,000	60	25,456,848	3.19
450,001 - 500,000	57	27,060,652	3.39
500,001 - 550,000	11	5,785,691	0.72
550,001 - 600,000	13	7,483,835	0.94
600,001 >=	7	4,625,429	0.58
Total:	5,019	798,654,996	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.000	89	10,247,031	1.28
50.001 - 55.000	40	5,913,560	0.74
55.001 - 60.000	61	10,552,516	1.32
60.001 - 65.000	121	18,736,056	2.35
65.001 - 70.000	241	38,756,904	4.85
70.001 - 75.000	327	53,551,250	6.71
75.001 - 80.000	2,470	422,811,180	52.94
80.001 - 85.000	500	82,339,239	10.31
85.001 - 90.000	600	97,659,069	12.23
90.001 - 95.000	242	27,151,188	3.40
95.001 - 100.000	328	30,937,004	3.87
Total:	5,019	798,654,996	100.00

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	2,560	374,079,021	46.84
Reduced	1,303	222,917,057	27.91
No Income/ No Asset	44	7,100,949	0.89
Stated Income / Stated Assets	1,112	194,557,969	24.36
Total:	5,019	798,654,996	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	4,538	739,018,631	92.53
Second Home	29	3,326,120	0.42
Investment	452	56,310,245	7.05
Total:	5,019	798,654,996	100.00

		Total
	No of	Scheduled
State	Loans	Balance	%
California	1,451	315,602,763	39.52
Florida	476	60,558,697	7.58
New York	165	38,158,411	4.78
Texas	259	29,040,882	3.64
Illinois	171	26,561,094	3.33
Arizona	199	26,199,592	3.28
Virginia	153	26,185,757	3.28
Washington	163	25,721,840	3.22
Nevada	145	20,933,200	2.62
Ohio	194	20,116,432	2.52
Michigan	161	17,054,765	2.14
Massachusetts	79	16,413,718	2.06
Oregon	95	14,843,109	1.86
New Jersey	77	14,293,033	1.79
Maryland	88	14,118,078	1.77
Other	1,143	132,853,625	16.63
Total:	5,019	798,654,996	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	2,500	392,656,871	49.16
Refinance - Rate Term	330	46,514,304	5.82
Refinance - Cashout	2,189	359,483,821	45.01
Total:	5,019	798,654,996	100.00

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	2,624	441,947,690	55.34
Arm 3/27	1,096	188,300,593	23.58
Arm 5/25	54	8,676,432	1.09
Fixed Rate	1,245	159,730,281	20.00
Total:	5,019	798,654,996	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	3,947	610,939,604	76.50
PUD	401	70,728,516	8.86
2 Family	232	44,728,671	5.60
Condo	285	37,565,406	4.70
3-4 Family	143	33,324,842	4.17
Co-op	11	1,367,957	0.17
Total:	5,019	798,654,996	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	7	867,389	0.14
4.01 - 4.50	11	2,712,503	0.42
4.51 - 5.00	108	20,137,113	3.15
5.01 - 5.50	629	117,938,558	18.46
5.51 - 6.00	518	93,196,255	14.59
6.01 - 6.50	627	113,591,933	17.78
6.51 - 7.00	848	150,123,044	23.50
7.01 - 7.50	358	55,064,793	8.62
7.51 - 8.00	272	36,506,815	5.71
8.01 - 8.50	163	20,211,065	3.16
8.51 - 9.00	115	15,475,876	2.42
9.01 - 9.50	72	8,068,530	1.26
9.51 - 10.00	30	3,471,981	0.54
10.01 - 10.50	11	1,093,064	0.17
10.51 >=	5	465,796	0.07
Total:	3,774	638,924,715	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
13 - 15	7	633,426	0.10
16 - 18	26	3,860,448	0.60
19 - 21	637	108,261,980	16.94
22 - 24	1,954	328,947,922	51.48
25 - 27	6	467,867	0.07
28 - 30	19	4,182,122	0.65
31 - 33	339	58,931,748	9.22
34 - 36	732	124,962,771	19.56
37 >=	54	8,676,432	1.36
Total:	3,774	638,924,715	100.00

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	797	164,732,624	25.78
13.01 - 13.50	422	82,656,195	12.94
13.51 - 14.00	682	116,930,374	18.30
14.01 - 14.50	575	95,880,999	15.01
14.51 - 15.00	461	71,603,920	11.21
15.01 - 15.50	324	44,033,381	6.89
15.51 - 16.00	316	40,617,104	6.36
16.01 - 16.50	94	11,735,495	1.84
16.51 - 17.00	58	6,421,427	1.01
17.01 - 17.50	20	2,071,023	0.32
17.51 - 18.00	11	1,015,244	0.16
18.01 >=	14	1,226,929	0.19
Total:	3,774	638,924,715	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
4.51 - 6.00	299	67,393,390	10.55
6.01 - 6.50	406	87,598,912	13.71
6.51 - 7.00	750	136,955,371	21.44
7.01 - 7.50	643	111,132,481	17.39
7.51 - 8.00	586	92,423,099	14.47
8.01 - 8.50	427	60,493,948	9.47
8.51 - 9.00	382	51,534,722	8.07
9.01 - 9.50	126	15,551,576	2.43
9.51 - 10.00	91	9,434,955	1.48
10.01 - 10.50	30	3,238,133	0.51
10.51 - 11.00	23	2,459,075	0.38
11.01 - 11.50	6	318,541	0.05
11.51 - 12.00	4	348,534	0.05
12.01 - 12.50	1	41,978	0.01
Total:	3,774	638,924,715	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.0	1	263,607	0.04
1.5	591	103,003,800	16.12
2.0	114	26,332,926	4.12
3.0	3,020	501,676,758	78.52
5.0	48	7,647,624	1.20
Total:	3,774	638,924,715	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	2,149	348,588,391	54.56
1.5	1,624	290,248,738	45.43
2.0	1	87,586	0.01
Total:	3,774	638,924,715	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

Statistical Collateral Summary – Loan Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/04 cutoff date.   Approximately 4.5% of the group 1 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,862
Total Outstanding Loan Balance	$560,446,337	*	Min	Max
Average Loan Current Balance	$145,118		$4,877	$499,002
Weighted Average Original LTV	80.4%	**
Weighted Average Combined LTV	88.0%
Weighted Average Coupon	7.41%		4.55%	13.40%
Arm Weighted Average Coupon	7.32%
Fixed Weighted Average Coupon	7.74%
Weighted Average Margin	6.48%		3.88%	11.00%
Weighted Average FICO (Non-Zero)	633
Weighted Average Age (Months)	3
% First Liens	98.8%
% Second Liens	1.2%
% Arms	80.0%
% Fixed	20.0%
% of Loans with Mortgage Insurance	1.0%

*

Total group 1 collateral will be approximately $561,195,000

**

Note, for second liens, CLTV is employed in this calculation

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	61	12,320,778	2.20
5.51 - 6.00	165	30,951,632	5.52
6.01 - 6.50	357	65,687,368	11.72
6.51 - 7.00	734	122,200,830	21.80
7.01 - 7.50	681	107,858,342	19.25
7.51 - 8.00	654	92,880,997	16.57
8.01 - 8.50	480	63,654,869	11.36
8.51 - 9.00	304	36,782,581	6.56
9.01 - 9.50	79	9,202,418	1.64
9.51 - 10.00	92	8,759,362	1.56
10.01 - 10.50	37	2,764,394	0.49
10.51 - 11.00	48	2,504,944	0.45
11.01 - 11.50	19	674,445	0.12
11.51 - 12.00	66	1,729,643	0.31
12.01 - 12.50	31	784,503	0.14
12.51 - 13.00	42	1,250,733	0.22
13.01 - 13.50	12	438,498	0.08
Total:	3,862	560,446,337	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled
FICO	Loans	Balance	%
<= 0	3	498,799	0.09
451 - 475	1	93,891	0.02
476 - 500	4	510,481	0.09
501 - 525	205	27,647,317	4.93
526 - 550	222	31,934,185	5.70
551 - 575	397	49,812,695	8.89
576 - 600	493	66,202,103	11.81
601 - 625	473	62,052,457	11.07
626 - 650	654	96,397,326	17.20
651 - 675	525	83,068,459	14.82
676 - 700	414	65,355,256	11.66
701 - 725	237	39,507,026	7.05
726 - 750	144	23,305,629	4.16
751 - 775	60	9,269,509	1.65
776 - 800	25	3,737,720	0.67
801 - 825	5	1,053,482	0.19
Total:	3,862	560,446,337	100.00

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
<= 50,000	306	9,209,676	1.64
50,001 - 100,000	938	71,954,629	12.84
100,001 - 150,000	1,047	129,530,786	23.11
150,001 - 200,000	695	120,602,665	21.52
200,001 - 250,000	419	93,746,440	16.73
250,001 - 300,000	290	79,772,567	14.23
300,001 - 350,000	128	40,569,332	7.24
350,001 - 400,000	31	11,564,848	2.06
400,001 - 450,000	5	2,047,009	0.37
450,001 - 500,000	3	1,448,386	0.26
Total:	3,862	560,446,337	100.00

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.000	68	6,933,657	1.24
50.001 - 55.000	27	3,829,328	0.68
55.001 - 60.000	44	6,868,744	1.23
60.001 - 65.000	91	13,343,691	2.38
65.001 - 70.000	157	24,041,138	4.29
70.001 - 75.000	233	35,215,660	6.28
75.001 - 80.000	1,988	313,870,112	56.00
80.001 - 85.000	383	54,297,977	9.69
85.001 - 90.000	459	66,250,205	11.82
90.001 - 95.000	188	17,986,453	3.21
95.001 - 100.000	224	17,809,372	3.18
Total:	3,862	560,446,337	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	1,945	254,637,179	45.43
Reduced	1,005	156,982,818	28.01
No Income/ No Asset	35	5,788,100	1.03
Stated Income / Stated Assets	877	143,038,239	25.52
Total:	3,862	560,446,337	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	3,497	515,692,363	92.01
Second Home	25	3,090,981	0.55
Investment	340	41,662,994	7.43
Total:	3,862	560,446,337	100.00

		Total
	No of	Scheduled
State	Loans	Balance	%
California	1,023	196,254,619	35.02
Florida	372	44,581,430	7.95
New York	137	30,927,081	5.52
Texas	221	23,252,523	4.15
Illinois	156	22,823,559	4.07
Arizona	168	21,534,754	3.84
Virginia	130	21,246,447	3.79
Washington	121	17,035,053	3.04
Ohio	161	15,906,317	2.84
Michigan	132	13,284,862	2.37
Massachusetts	68	13,224,909	2.36
Nevada	101	13,128,899	2.34
New Jersey	68	12,290,759	2.19
Maryland	75	10,819,790	1.93
Pennsylvania	82	9,519,242	1.70
Other	847	94,616,095	16.88
Total:	3,862	560,446,337	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	1,938	281,970,332	50.31
Refinance - Rate Term	248	33,383,796	5.96
Refinance - Cashout	1,676	245,092,209	43.73
Total:	3,862	560,446,337	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	2,027	308,207,807	54.99
Arm 3/27	841	132,971,180	23.73
Arm 5/25	50	7,418,053	1.32
Fixed Rate	944	111,849,297	19.96
Total:	3,862	560,446,337	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	3,005	418,951,524	74.75
PUD	298	44,245,330	7.89
2 Family	197	37,751,122	6.74
Condo	231	29,964,443	5.35
3-4 Family	120	28,165,963	5.03
Co-op	11	1,367,957	0.24
Total:	3,862	560,446,337	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	1	77,392	0.02
4.01 - 4.50	8	1,511,703	0.34
4.51 - 5.00	61	10,616,337	2.37
5.01 - 5.50	516	85,612,386	19.08
5.51 - 6.00	412	67,144,875	14.97
6.01 - 6.50	502	80,364,889	17.91
6.51 - 7.00	682	108,180,044	24.12
7.01 - 7.50	288	41,420,971	9.23
7.51 - 8.00	218	26,609,210	5.93
8.01 - 8.50	128	15,221,889	3.39
8.51 - 9.00	38	4,712,604	1.05
9.01 - 9.50	40	4,393,619	0.98
9.51 - 10.00	18	2,193,233	0.49
10.01 - 10.50	5	474,577	0.11
10.51 >=	1	63,312	0.01
Total:	2,918	448,597,040	100.00

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
13 - 15	1	84,114	0.02
16 - 18	15	2,061,569	0.46
19 - 21	504	79,200,773	17.66
22 - 24	1,508	226,948,937	50.59
25 - 27	4	327,352	0.07
28 - 30	11	1,976,531	0.44
31 - 33	265	43,227,603	9.64
34 - 36	560	87,352,108	19.47
37 >=	50	7,418,053	1.65
Total:	2,918	448,597,040	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	552	95,963,824	21.39
13.01 - 13.50	325	56,250,293	12.54
13.51 - 14.00	589	91,849,472	20.47
14.01 - 14.50	507	78,916,250	17.59
14.51 - 15.00	367	52,169,962	11.63
15.01 - 15.50	266	35,273,968	7.86
15.51 - 16.00	205	25,730,047	5.74
16.01 - 16.50	39	5,464,728	1.22
16.51 - 17.00	42	4,836,656	1.08
17.01 - 17.50	13	1,167,756	0.26
17.51 - 18.00	5	380,920	0.08
18.01 >=	8	593,165	0.13
Total:	2,918	448,597,040	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
4.51 - 6.00	207	39,715,331	8.85
6.01 - 6.50	303	56,229,131	12.53
6.51 - 7.00	613	99,858,084	22.26
7.01 - 7.50	539	85,741,422	19.11
7.51 - 8.00	497	70,503,693	15.72
8.01 - 8.50	379	50,232,961	11.20
8.51 - 9.00	242	30,650,631	6.83
9.01 - 9.50	44	6,102,308	1.36
9.51 - 10.00	61	6,387,806	1.42
10.01 - 10.50	15	1,503,471	0.34
10.51 - 11.00	10	1,129,688	0.25
11.01 - 11.50	3	152,004	0.03
11.51 - 12.00	4	348,534	0.08
12.01 - 12.50	1	41,978	0.01
Total:	2,918	448,597,040	100.00

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.0	1	263,607	0.06
1.5	495	80,839,755	18.02
2.0	81	15,627,205	3.48
3.0	2,297	345,477,228	77.01
5.0	44	6,389,245	1.42
Total:	2,918	448,597,040	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	1,537	222,604,646	49.62
1.5	1,380	225,904,808	50.36
2.0	1	87,586	0.02
Total:	2,918	448,597,040	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/04 cutoff date.   Approximately 14.2% of the group 2 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,157
Total Outstanding Loan Balance	$238,208,659	*	Min	Max
Average Loan Current Balance	$205,885		$5,185	$709,750
Weighted Average Original LTV	80.7%	**
Weighted Average Combined LTV	86.8%
Weighted Average Coupon	7.40%		4.65%	13.15%
Arm Weighted Average Coupon	7.32%
Fixed Weighted Average Coupon	7.71%
Weighted Average Margin	6.55%		1.14%	10.93%
Weighted Average FICO (Non-Zero)	633
Weighted Average Age (Months)	2
% First Liens	97.2%
% Second Liens	2.8%
% Arms	79.9%
% Fixed	20.1%
% of Loans with Mortgage Insurance	0.9%

*

Total group 2 collateral will be approximately $238,805,000

**

Note, for second liens, CLTV is employed in this calculation

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	28	8,822,748	3.70
5.51 - 6.00	67	19,977,773	8.39
6.01 - 6.50	125	37,789,260	15.86
6.51 - 7.00	177	47,330,815	19.87
7.01 - 7.50	160	36,004,888	15.11
7.51 - 8.00	125	27,252,751	11.44
8.01 - 8.50	72	14,105,098	5.92
8.51 - 9.00	160	23,247,091	9.76
9.01 - 9.50	93	10,988,635	4.61
9.51 - 10.00	44	4,230,867	1.78
10.01 - 10.50	19	2,146,951	0.90
10.51 - 11.00	35	3,157,893	1.33
11.01 - 11.50	11	1,018,070	0.43
11.51 - 12.00	22	911,456	0.38
12.01 - 12.50	6	392,665	0.16
12.51 - 13.00	11	668,856	0.28
13.01 - 13.50	2	162,842	0.07
Total:	1,157	238,208,659	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled
FICO	Loans	Balance	%
476 - 500	3	743,099	0.31
501 - 525	56	8,159,336	3.43
526 - 550	94	15,354,540	6.45
551 - 575	161	25,044,178	10.51
576 - 600	138	26,237,700	11.01
601 - 625	142	33,740,588	14.16
626 - 650	172	37,934,474	15.92
651 - 675	121	28,089,528	11.79
676 - 700	129	29,252,091	12.28
701 - 725	56	13,967,045	5.86
726 - 750	47	10,449,844	4.39
751 - 775	22	6,452,534	2.71
776 - 800	15	2,653,830	1.11
801 - 825	1	129,870	0.05
Total:	1,157	238,208,659	100.00

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
<= 50,000	60	2,097,462	0.88
50,001 - 100,000	285	21,875,476	9.18
100,001 - 150,000	217	26,456,729	11.11
150,001 - 200,000	131	22,713,675	9.54
200,001 - 250,000	103	23,018,149	9.66
250,001 - 300,000	49	13,443,788	5.64
300,001 - 350,000	66	21,953,253	9.22
350,001 - 400,000	106	39,733,067	16.68
400,001 - 450,000	55	23,409,839	9.83
450,001 - 500,000	54	25,612,266	10.75
500,001 - 550,000	11	5,785,691	2.43
550,001 - 600,000	13	7,483,835	3.14
600,001 >=	7	4,625,429	1.94
Total:	1,157	238,208,659	100.00

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.000	21	3,313,374	1.39
50.001 - 55.000	13	2,084,232	0.87
55.001 - 60.000	17	3,683,771	1.55
60.001 - 65.000	30	5,392,365	2.26
65.001 - 70.000	84	14,715,765	6.18
70.001 - 75.000	94	18,335,591	7.70
75.001 - 80.000	482	108,941,068	45.73
80.001 - 85.000	117	28,041,262	11.77
85.001 - 90.000	141	31,408,864	13.19
90.001 - 95.000	54	9,164,734	3.85
95.001 - 100.000	104	13,127,632	5.51
Total:	1,157	238,208,659	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	615	119,441,841	50.14
Reduced	298	65,934,238	27.68
No Income/ No Asset	9	1,312,849	0.55
Stated Income / Stated Assets	235	51,519,730	21.63
Total:	1,157	238,208,659	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	1,041	223,326,268	93.75
Second Home	4	235,140	0.10
Investment	112	14,647,251	6.15
Total:	1,157	238,208,659	100.00

		Total
	No of	Scheduled
State	Loans	Balance	%
California	428	119,348,145	50.10
Florida	104	15,977,267	6.71
Washington	42	8,686,787	3.65
Georgia	63	8,248,109	3.46
Nevada	44	7,804,300	3.28
New York	28	7,231,329	3.04
Oregon	33	6,240,381	2.62
Texas	38	5,788,359	2.43
Virginia	23	4,939,309	2.07
Arizona	31	4,664,838	1.96
Connecticut	15	4,377,186	1.84
Ohio	33	4,210,116	1.77
Michigan	29	3,769,903	1.58
Illinois	15	3,737,535	1.57
Colorado	18	3,395,454	1.43
Other	213	29,789,640	12.51
Total:	1,157	238,208,659	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	562	110,686,539	46.47
Refinance - Rate Term	82	13,130,507	5.51
Refinance - Cashout	513	114,391,612	48.02
Total:	1,157	238,208,659	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	597	133,739,883	56.14
Arm 3/27	255	55,329,414	23.23
Arm 5/25	4	1,258,379	0.53
Fixed Rate	301	47,880,983	20.10
Total:	1,157	238,208,659	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	942	191,988,080	80.60
PUD	103	26,483,186	11.12
Condo	54	7,600,963	3.19
2 Family	35	6,977,550	2.93
3-4 Family	23	5,158,879	2.17
Total:	1,157	238,208,659	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	6	789,996	0.42
4.01 - 4.50	3	1,200,800	0.63
4.51 - 5.00	47	9,520,776	5.00
5.01 - 5.50	113	32,326,172	16.98
5.51 - 6.00	106	26,051,380	13.69
6.01 - 6.50	125	33,227,045	17.46
6.51 - 7.00	166	41,943,000	22.04
7.01 - 7.50	70	13,643,823	7.17
7.51 - 8.00	54	9,897,606	5.20
8.01 - 8.50	35	4,989,176	2.62
8.51 - 9.00	77	10,763,273	5.66
9.01 - 9.50	32	3,674,911	1.93
9.51 - 10.00	12	1,278,748	0.67
10.01 - 10.50	6	618,487	0.32
10.51 >=	4	402,484	0.21
Total:	856	190,327,675	100.00

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
13 - 15	6	549,312	0.29
16 - 18	11	1,798,880	0.95
19 - 21	133	29,061,207	15.27
22 - 24	446	101,998,984	53.59
25 - 27	2	140,515	0.07
28 - 30	8	2,205,591	1.16
31 - 33	74	15,704,145	8.25
34 - 36	172	37,610,662	19.76
37 >=	4	1,258,379	0.66
Total:	856	190,327,675	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	245	68,768,800	36.13
13.01 - 13.50	97	26,405,903	13.87
13.51 - 14.00	93	25,080,901	13.18
14.01 - 14.50	68	16,964,750	8.91
14.51 - 15.00	94	19,433,958	10.21
15.01 - 15.50	58	8,759,413	4.60
15.51 - 16.00	111	14,887,057	7.82
16.01 - 16.50	55	6,270,767	3.29
16.51 - 17.00	16	1,584,772	0.83
17.01 - 17.50	7	903,267	0.47
17.51 - 18.00	6	634,323	0.33
18.01 >=	6	633,764	0.33
Total:	856	190,327,675	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
4.51 - 6.00	92	27,678,059	14.54
6.01 - 6.50	103	31,369,781	16.48
6.51 - 7.00	137	37,097,288	19.49
7.01 - 7.50	104	25,391,059	13.34
7.51 - 8.00	89	21,919,407	11.52
8.01 - 8.50	48	10,260,987	5.39
8.51 - 9.00	140	20,884,091	10.97
9.01 - 9.50	82	9,449,268	4.96
9.51 - 10.00	30	3,047,149	1.60
10.01 - 10.50	15	1,734,662	0.91
10.51 - 11.00	13	1,329,387	0.70
11.01 - 11.50	3	166,538	0.09
Total:	856	190,327,675	100.00

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.5	96	22,164,045	11.65
2.0	33	10,705,721	5.62
3.0	723	156,199,530	82.07
5.0	4	1,258,379	0.66
Total:	856	190,327,675	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	612	125,983,745	66.19
1.5	244	64,343,930	33.81
Total:	856	190,327,675	100.00